Exhibit 10.3

SECOND AMENDMENT TO

CREDIT AGREEMENT

dated as of

September 29, 2011

among

THREE RIVERS OPERATING COMPANY, LLC,

as Borrower,

THREE RIVERS ACQUISITION LLC,

as Guarantor,

BNP PARIBAS,

as Administrative Agent,

and

The Lenders Party Hereto

BNP PARIBAS SECURITIES CORP.	J.P. MORGAN SECURITIES LLC

Joint Lead Arrangers

SECOND AMENDMENT TO CREDIT AGREEMENT

THIS SECOND AMENDMENT TO CREDIT AGREEMENT (this “Second Amendment”) dated as of September 29, 2011, is among THREE RIVERS OPERATING COMPANY, LLC,  a Delaware limited liability company as the Borrower, THREE RIVERS ACQUISITION LLC, a Delaware limited liability company, as a Guarantor, and BNP PARIBAS, as Administrative Agent, and the Lenders party hereto.

R E C I T A L S

A.                                   The Borrower, the Administrative Agent and the Lenders are parties to that certain Credit Agreement dated as of April 9, 2010 (as amended by that certain First Amendment to Credit Agreement dated as of January 7, 2011, and as further amended from time to time, the “Credit Agreement”), pursuant to which the Lenders have made certain loans to and extensions of credit for the account of the Borrower.

B.                                     The Borrower has requested and the Lenders have agreed to amend certain provisions of the Credit Agreement as set forth in this Second Amendment.

C.                                     NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

Section 1.                                                                    Defined Terms.  Each capitalized term used herein but not otherwise defined herein has the meaning given such term in the Credit Agreement.  Unless otherwise indicated, all article and section references in this Second Amendment refer to articles and sections of the Credit Agreement.

Section 2.                                                                    Amendments to Credit Agreement.

2.1                                 Amendments to Section 1.02.

(a)                                  The definition of Agreement is hereby amended to read as follows:

“Agreement” means this Credit Agreement, as amended by the First Amendment, the Second Amendment and as the same may from time to time be further amended, modified, supplemented or restated.

(b)                             The following new definitions are hereby inserted where alphabetically appropriate:

“Second Amendment” means the Second Amendment to Credit Agreement dated as of September 29, 2011 among the Borrower, the Administrative Agent, the Guarantors and the Lenders party thereto.

“Second Amendment Effective Date” means the date on which all of the conditions precedent set forth in Section 4 of the Second Amendment have been satisfied or waived in accordance with Section 12.02.

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2.2                                 Annex I.   Annex I to the Credit Agreement is hereby replaced with Annex I to this Second Amendment.

Section 3.                                                                    Borrowing Base Increase and Increasing Lenders.

3.1                                 Borrowing Base Increase.  Subject to Section 4 of this Second Amendment, for the period from and including the Second Amendment Effective Date to but excluding the first Redetermination Date occurring thereafter, the amount of the Borrowing Base shall be $355,000,000, which amount has been agreed to by all of the Lenders.  Following the first Redetermination Date occurring after the Second Amendment Effective Date, the Borrowing Base shall be determined pursuant to Section 2.07.  Notwithstanding the foregoing, the Borrowing Base may be subject to further adjustments from time to time pursuant to Section 2.07(e), Section 2.07(f), Section 8.13(c), Section 8.16, Section 8.18 or Section 9.11.

Section 4.                                                                    Reallocation of Commitments.  The Lenders have agreed among themselves, in consultation with the Borrower, to reallocate the respective Maximum Credit Amounts and Applicable Percentages of BNP Paribas and JPMorgan Chase Bank, N.A. and to decrease the Maximum Credit Amount and Applicable Percentage of Societe Generale (each of BNP Paribas and JPMorgan Chase Bank, N.A, being an “Increasing Lender”).  The Administrative Agent and the Borrower hereby consent to such reallocation and each Increasing Lender’s acquisition of an increased interest in the Aggregate Maximum Credit Amounts and Commitments and, together with the Lenders, waive (i) any requirement that an Assignment or Assumption or other documentation be executed in connection with such reallocation and (ii) the payment of any processing and recordation fee to the Administrative Agent.  The Administrative Agent shall record the information contained in Annex I attached hereto in the Register.  On the Second Amendment Effective Date, and after giving effect to such reallocations, the Maximum Credit Amounts and Applicable Percentage of each Lender shall be as set forth on Annex I of this Second Amendment which Annex I supersedes and replaces the existing Annex I to the Credit Agreement.  On or about the Second Amendment Effective Date, if the face amount of the Note held by any Increasing Lender is less than its Maximum Credit Amount after giving effect to the increase contemplated by this Amendment, then the Administrative Agent shall so notify the Borrower and the Borrower will deliver to each such Increasing Lender a Note payable to the order of such Lender in a principal amount equal to its Maximum Credit Amount after giving effect to such increase, and otherwise duly completed, and each Lender receiving a replacement Note agrees to promptly thereafter return the previously issued Note held by such Lender marked canceled or otherwise similarly defaced.  On the Second Amendment Effective Date, all LIBOR Loans outstanding in favor of Societe Generale shall be converted into new LIBOR Loans allocated among Societe Generale, BNP Paribas and JPMorgan Chase Bank, N.A. in accordance with the Applicable Percentages set forth on Annex I and the Borrower shall pay to Societe Generale such amounts, if any, as are due under Section 5.02.

Section 5.                                                                    Conditions Precedent.  This Second Amendment shall not become effective until the date on which each of the following conditions is satisfied (or waived in accordance with Section 12.02) (the “Second Amendment Effective Date”):

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5.1                                 The Administrative Agent shall have received from each Lender, the Borrower and each Guarantor, counterparts (in such number as may be requested by the Administrative Agent) of this Second Amendment signed on behalf of such Persons.

5.2                                 The Administrative Agent shall have received such other documents as the Administrative Agent or special counsel to the Administrative Agent may reasonably request.

The Administrative Agent shall notify the Borrower and the Lenders of the Second Amendment Effective Date, and such notice shall be conclusive and binding.  Notwithstanding the foregoing, this Second Amendment shall not become effective unless each of the foregoing conditions is satisfied (or waived pursuant to Section 12.02 at or prior to 2:00 p.m., Houston time), on October 4, 2011 (and, in the event such conditions are not so satisfied or waived, the obligation of the Lenders to enter this Second Amendment shall terminate at such time).

Section 6.                                                                    Miscellaneous.

6.1                                 Confirmation.  The provisions of the Credit Agreement, as amended by this Second Amendment, shall remain in full force and effect following the effectiveness of this Second Amendment.

6.2                                 Ratification and Affirmation; Representations and Warranties.  Each of the Borrower and each Guarantor hereby (a) ratifies and affirms its respective obligations under, and acknowledges, renews and extends its respective continued liability under, each Loan Document to which it is a party and agrees that each Loan Document to which it is a party remains in full force and effect, except as expressly amended hereby, notwithstanding the amendments contained herein and (b) represents and warrants to the Lenders that, as of the date hereof, after giving effect to the terms of this Second Amendment:  (i) all of the representations and warranties contained in each Loan Document to which it is a party are true and correct in all material respects, except to the extent any such representations and warranties are expressly limited to an earlier date, in which case, such representations and warranties shall continue to be true and correct in all material respects as of such specified earlier date, (ii) no Default has occurred and is continuing and (iii) no Material Adverse Effect shall have occurred.

6.3                                 Loan Document.  This Second Amendment is a “Loan Document” as defined and described in the Credit Agreement and all of the terms and provisions of the Credit Agreement relating to Loan Documents shall apply hereto.

6.4                                 Counterparts.  This Second Amendment may be executed by one or more of the parties hereto in any number of separate counterparts, and all of such counterparts taken together shall be deemed to constitute one and the same instrument.  Delivery of this Second Amendment by facsimile transmission shall be effective as delivery of a manually executed counterpart hereof.

6.5                                 NO ORAL AGREEMENT.  THIS SECOND AMENDMENT, THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS AND ANY SEPARATE LETTER AGREEMENTS WITH RESPECT TO FEES PAYABLE TO THE ADMINISTRATIVE AGENT CONSTITUTE THE ENTIRE CONTRACT AMONG THE PARTIES RELATING TO THE SUBJECT MATTER HEREOF AND THEREOF AND SUPERSEDE ANY AND ALL

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PREVIOUS AGREEMENTS AND UNDERSTANDINGS, ORAL OR WRITTEN, RELATING TO THE SUBJECT MATTER HEREOF AND THEREOF. THIS SECOND AMENDMENT, THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES HERETO AND THERETO AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

6.6                                 GOVERNING LAW.  THIS SECOND AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

6.7                                 Payment of Expenses.  The Borrower agrees to pay or reimburse the Administrative Agent for all of its out-of-pocket costs and expenses incurred in connection with this Second Amendment, any other documents prepared in connection herewith and the transactions contemplated hereby, including, without limitation, the reasonable fees and disbursements of counsel to the Administrative Agent.

6.8                                 Severability.  Any provision of this Second Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

6.9                                 Successors and Assigns.  This Agreement shall be binding upon and inure to the benefit of the parties hereto and its respective successors and assigns.

[SIGNATURES BEGIN NEXT PAGE]

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IN WITNESS WHEREOF, the parties hereto have caused this Second Amendment to be duly executed as of the date first written above.

BORROWER:	THREE RIVERS OPERATING COMPANY LLC

	By:	/s/ Gabe Ellisor
Gabe Ellisor, Chief Financial Officer

GUARANTOR:	THREE RIVERS ACQUISITION LLC

	By:	/s/ Gabe Ellisor
Gabe Ellisor, Chief Financial Officer

[Three Rivers Signature Page- Second Amendment to Credit Agreement]

ADMINISTRATIVE AGENT:	BNP PARIBAS, as Administrative Agent

	By:	/s/ Richard Hawthorne
	Name:	Richard Hawthorne
	Title:	Director

	By:	/s/ Betsy Jocher
	Name:	Betsy Jocher
	Title:	Director

Lenders:	BNP PARIBAS

	By:	/s/ Richard Hawthorne
	Name:	Richard Hawthorne
	Title:	Director

	By:	/s/ Betsy Jocher
	Name:	Betsy Jocher
	Title:	Director

JPMORGAN CHASE BANK, N.A.

	By:	/s/ Jo Linda Papadakis
	Name:	Jo Linda Papadakis
	Title:	Authorized Officer

[Three Rivers Signature Page- Second Amendment to Credit Agreement]

SOCIETE GENERALE

By:	/s/ Stephen W. Warfel
Name:	Stephen W. Warfel
Title:	Managing Director

UNION BANK, N.A.

By:	/s/ Damien G. Melburger
Name:	Damien G. Melburger
Title:	Senior Vice President

THE ROYAL BANK OF SCOTLAND plc

By:	/s/ Sanjam Remond
Name:	Sanjam Remond
Title:	Authorized Signatory

THE BANK OF NOVA SCOTIA

By:	/s/ John Frazell
Name:	John Frazell
Title:	Director

ING CAPITAL LLC

By:	/s/ Charles Hall
Name:	Charles Hall
Title:	Managing Director

[Three Rivers Signature Page- Second Amendment to Credit Agreement]

CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK

By:	/s/ Mark A. Roche
Name:	Mark A. Roche
Title:	Managing Director

By:	/s/ Sharada Manne
Name:	Sharada Manne
Title:	Director

TEXAS CAPITAL BANK, N.A.

By:	/s/ W. David McCarver IV
Name:	W. David McCarver IV
Title:	Vice President

[Three Rivers Signature Page- Second Amendment to Credit Agreement]

ANNEX I
LIST OF MAXIMUM CREDIT AMOUNTS

Aggregate Maximum Credit Amounts

Name of Lender	Applicable Percentage	Maximum Credit Amount
BNP Paribas	14.123510293%	$84,741,061.76
JPMorgan Chase Bank, N.A.	14.123510293%	$84,741,061.76
Union Bank, N.A.	12.307692308%	$73,846,153.85
The Royal Bank of Scotland plc	12.307692308%	$73,846,153.85
Societe Generale	11.752979415%	$70,517,876.49
The Bank of Nova Scotia, Houston Branch	10.000000000%	$60,000,000.00
ING Capital LLC	10.000000000%	$60,000,000.00
Credit Agricole Corporate and Investment Bank	10.000000000%	$60,000,000.00
Texas Capital Bank, N.A.	5.384615386%	$32,307,692.31
	100.0%	$600,000,000